Loss per share (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Summary of Loss for Year	The table presents the loss for the year ended December 31, 2023, 2022, and 2021, respectively (in USD thousands, except shares and loss per share):

	Year ended December 31,
	2023	2022	2021
Net loss attributed to shareholders	$(78,981)	$(87,449)	$(73,675)
Weighted average number of shares in issue	64,750,886	64,099,213	55,299,863
Basic and diluted loss per share	$(1.22)	$(1.36)	$(1.33)